SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 17, 2005
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02      Results of Operations and Financial Condition

Item 8.01      Other Events

Item 9.01      Financial Statements and Exhibits

SIGNATURE

EXHIBIT INDEX

Exhibit 99.1     Press Release and Furnished Financial Tables

Exhibit 99.2     Filed Financial Tables

Item 2.02	Results of Operations and Financial Condition

On November 17, 2005, Hewlett-Packard Company ("HP") issued a press release (the “Press Release”) relating to its fiscal quarter and fiscal year ended October 31, 2005, entitled “HP Reports Fourth Quarter 2005 Results.” The text of the Press Release, with the non-GAAP consolidated condensed statements of earnings, the consolidated condensed statements of cash flows and certain additional financial information, is furnished herewith as Exhibit 99.1. The information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act").

In connection with the Press Release, HP also provided the GAAP consolidated condensed quarterly financial statements for the fiscal quarter and fiscal year ended October 31, 2005 filed herewith as Exhibit 99.2. Exhibit 99.2 is filed for purposes of Section 18 of the Exchange Act, and therefore may be incorporated by reference into filings under the Securities Act.

Item 8.01	Other Events

The results included in the Press Release reflect updated charges relating to HP's restructuring plan announced in July 2005. Under the restructuring plan, HP expects to reduce its workforce by 15,300 employees and record pretax restructuring charges of approximately $1.60 billion over the next five quarters starting in the fourth quarter of fiscal year 2005, in which it recorded a restructuring charge of $1.57 billion. The workforce reduction and associated costs are higher than previous estimates due primarily to a greater number of U.S. employees participating in the enhanced early retirement program, higher costs for accelerated stock option modifications and a different job mix of terminated employees compared to original estimates. HP estimates that the additional workforce reduction will result in incremental annual savings of approximately $150 million beginning in fiscal year 2007 in addition to the $1.9 billion in savings estimated in July 2005. Approximately half the savings will be used to offset market forces or reinvested in the business to strengthen HP’s competitiveness. The remainder is anticipated to flow through to operating profit.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Text of the Press Release, with the non-GAAP consolidated condensed statements of earnings, the consolidated condensed statements of cash flows and certain additional financial information (furnished herewith).

Exhibit 99.2	GAAP consolidated condensed quarterly financial statements for the fiscal quarter and fiscal year ended October 31, 2005 (filed herewith).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: November 17, 2005	By:	/s/ Charles N. Charnas

	Name:	Charles N. Charnas
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of the Press Release, with the non-GAAP consolidated condensed statements of earnings, the consolidated condensed statements of cash flows and certain additional financial information (furnished herewith).

99.2	GAAP consolidated condensed quarterly financial statements for the fiscal quarter and fiscal year ended October 31, 2005 (filed herewith).